Exhibit 10.7
THIS NOTE, AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE (THE “SECURITIES”) HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT” OR THE “SECURITIES ACT”) SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (II) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE AND ANY SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE (EXCEPT AS OTHERWISE PROVIDED BELOW).

AMENDED AND RESTATED
SECURED SUBORDINATED PROMISSORY NOTE

 Danville, California
 Effective Date: January 1, 2015

This AMENDED AND RESTATED SECURED SUBORDINATED PROMISSORY NOTE (this “Note”) is made and entered into on February 19, 2015, to be effective as of January 1, 2015 (the “Effective Date”), and amends, restates and supersedes in its entirety that certain Amended and Restated Secured Subordinated Promissory Note, dated March 25, 2013, with an effective date of November 1, 2012, as amended by that First Amendment dated July 19, 2013, by Pacific Energy Development Corp., a Nevada corporation (“PEDCO”) in favor of MIE Jurassic Energy Corporation (the “Holder”); and such note and all obligations thereunder shall be referred to herein as the “Prior Obligations”). This Amended and Restated Secured Subordinated Promissory Note (this “Note”, “Promissory Note” or “Agreement”), evidences Four Million Nine Hundred Twenty Five Thousand U.S. Dollars (the “Principal”) owed to the Holder by PEDEVCO Corp. (the “Company”) a Texas corporation, and the parent corporation of PEDCO.

1.           Definitions. In addition to other terms defined throughout this Note, the following terms have the following meanings when used herein:

(a)           “Affiliate” means any other Person that (at the time when the determination is made) directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person. As used in the foregoing sentence, the term “control” (including, with correlative meaning, the terms “controlling,” “controlled by” and “under common control with”) means the power to direct the management and/or the policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(b)           “Agreed Interest Rate” means ten percent per annum.

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

(c)           “Business Day” shall mean any day banking transactions can be conducted in New York City, New York and does not include any day which is a federal or state holiday in such location.

(d)           “Cash Shortfall” shall mean that at the time a Subordinated Interest Payment is due hereunder, the Company does not have sufficient cash on hand to meet all of its current obligations set forth in the waterfall or similar provisions of the Senior Note (if such Senior Note shall then be still outstanding) and the New Senior Lending instruments, if any.

(e)           “Closing” means the closing of the Settlement Agreement.

(f)           “Closing Date” means the date of Closing of the transactions contemplated by the Settlement Agreement.

(g)           “Closing Price” means, with respect to each share of Common Stock for any day, (a) the last reported sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case as reported on the Principal Market or (b) if the Common Stock is not listed or admitted for trading on, and the Principal Market is not, any national securities exchange, the last reported sale price or, in case no such sale takes place on such day, the average of the highest reported bid and the lowest reported asked quotation for the Common Stock, in either case as reported on the NASDAQ Capital Market or NASDAQ National Market, or if applicable, the OTCQB market or the OTC Pink Sheet market, as applicable.

(h)           “Common Stock” means the common stock, $0.001 par value per share, of the Company.

(i)           “Conversion Price” means the greater of (a) $0.30 (subject to adjustment for Recapitalizations as defined in Section 10(g)) (the “Floor Price”); and (b) eighty percent of the average Closing Price over the prior sixty Trading Days from the date of any determination of such Conversion Price (subject to adjustment for Recapitalizations (which for the sake of clarity shall be calculated by totaling the Closing Prices for each Trading Day during the prior sixty Trading Day period and dividing such aggregate sum by the total number of Trading Days in such applicable sixty day period).

(j)           “Conversion Right Triggering Event” shall mean the extension of the Original Maturity Date of this Note past March 8, 2017.

(k)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)           “Extension Conditions” means that (a) the amount of the Replacement Lender Refinancing (as defined in Section 3(c)) shall not be greater than the Maximum New Senior Lending Amount, and (b)(i) the Company shall have undertaken commercially reasonable best efforts to provide for the Replacement Lender Refinancing to include adequate provisions to permit the payment to the Holder of all Interest accrued under this Note commencing as of March 8, 2017 (and quarterly thereafter, until such time as this Note is paid in full or otherwise satisfied), provided that notwithstanding (b)(i) of this definition and at a minimum (ii) the Replacement Lenders shall agree to the Company (or its Subsidiaries) making the Subordinated Interest Payments, provided that any amount of accrued Interest owed on this Note through the date of the payment of the Subordinated Interest Payments, not paid in connection with the Subordinated Interest Payments, and the remaining 5% of annual Interest due hereunder in excess of the Subordinated Interest Payments, or such other remaining amounts left after the Company (or its Subsidiaries) have paid the amount of Subordinated Interest Payments which the Company has sufficient cash flow to pay shall continue to remain outstanding and accrue until the Maturity Date of this Note.

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

(m)           “Financing” means any and all Indebtedness incurred by the Company or any Subsidiary of the Company, regardless of its form, other than a pure equity investment, and including without limitation, all principal and interest (including such interest as may accrue after the initiation of bankruptcy proceedings), and all premiums, fees and expenses owing by the Company or any Subsidiary, to any such parties in respect of such Indebtedness. For the sake of clarity, Indebtedness incurred in connection with a merger, acquisition or combination transaction may also qualify as a “Financing”.

(n)           “Indebtedness” means, with respect to any Person, without duplication: (a) indebtedness for borrowed money, whether current or funded, short-term or long-term, secured or unsecured and whether or not contingent; (b) obligations evidenced by bonds, notes, debentures, letters of credit, guarantees or similar instruments; (c) all obligations, contingent or otherwise, of that Person under acceptance, letter of credit or similar facilities, (d) any investment into the Company other than a pure equity investment, and (e) all accrued interest, premiums, penalties, fees, costs and other obligations relating to the foregoing items described in (a) through (d) above.

(o)           “Investor Restructuring” means the refinancing, restructuring or extension of the Senior Note by the Investors.

(p)           “Investors” means BRe BCLIC Primary, BRe BCLIC Sub, BRe WNIC 2013 LTC Primary, BRe WNIC 2013 LTC Sub and RJ Credit LLC and/or any one or more of their Affiliates, provided that where and if applicable, references to the approval or consent of the Investors below shall also, or alternatively, require where and as applicable, the consent of BAM Administrative Services LLC, as agent for the Investors.

(q)           “Liens” mean all mortgages, liens (statutory or otherwise), pledges, security interests, charges, claims, restrictions, limitations, options, easements, encroachments, rights of first refusal, preemptive rights, conditional sale agreements, or other right to purchase, adverse claims or restrictions or reservations of any kind, including restrictions on transfer or other assignment, as security or otherwise, of or relating to use, quiet enjoyment, voting transfer or any other encumbrance of any kind whatsoever.

(r)           “Material Adverse Effect” means any effect, change, event, occurrence, circumstance or state of facts that would reasonably be expected to (i) be materially adverse to the business, condition (financial or otherwise), assets, liabilities, prospects or results of operations of the Company as a whole, or (ii) materially adversely affect the ability of the Company to perform its obligations hereunder and consummate the transactions contemplated hereby in a timely manner.

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

(s)           “Maturity Date” means the applicable maturity date of this Note, which shall initially be the Original Maturity Date (as defined in Section 3(a)) and shall upon any Investor Restructuring, and subject to the terms and conditions of Section 3(b), be the first business day immediately following the Investor Restructuring Extended Maturity Date, or shall upon a Replacement Lender Refinancing and subject to the terms and conditions of Section 3(c), be the first business day immediately following the Replacement Lender Extended Maturity Date (as defined in Section 3(c)), as applicable.

(t)           “Maximum New Senior Lending Amount” means (a) the amount as of the Closing Date of the principal balance of and any unpaid interest due under the terms of the Senior Note and any refinancing or replacement thereof; and (b) the New Senior Lending (provided that if all or a portion of the New Senior Lending reduces the amount of the Senior Note, (a) shall reflect such reduced Senior Note balance), which in aggregate (a plus b) shall not exceed $95,000,000, without the prior written consent of the Holder in its sole discretion.

(u)           “New Senior Lending” means (i) any and all funds advanced by one or more Replacement Lenders in connection with a Financing separate from a Replacement Lender Refinancing and/or (ii) any and all funds advanced or Indebtedness incurred from one or more Investors in connection with a Financing separate from a Replacement Lender Refinancing.

(v)           “Person” means any natural person, corporation, general partnership, limited partnership, limited liability company, limited liability partnership, proprietorship, business or statutory trust, trust, union, association, instrumentality, governmental authority or other entity, enterprise, authority or unincorporated entity.

(w)           “Principal Market” means initially the NYSE MKT, and shall also include the New York Stock Exchange, NASDAQ Capital Market, the OTCQB market, the NASDAQ National Market, or the OTC Pink Sheet market, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

(x)           “Recapitalization” has the meaning given to such term in Section 10(g) of this Note.

(y)           “Replacement Lender Extended Maturity Date” means the automatic extension of the Maturity Date of the Note in connection with a Replacement Lender Refinancing as defined in Section 3(c) of this Note.

(z)           “Replacement Lenders” means one or more third party replacement lenders, other than the Investors or any Affiliates of the Investors, who participate in any New Senior Lending or the Replacement Lender Refinancing (as described in Section 3(c)).

(aa)         “Securities Act” means the Securities Act of 1933, as amended.

(bb)         “Senior Note” means those certain Secured Promissory Notes issued by the Company to each of the Investors, dated March 7, 2014, in the aggregate amount of $35,499,059.74, and includes such Senior Note as refinanced, restructured or extended in connection with an Investor Restructuring or Replacement Lender Refinancing.

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

(cc)           “Settlement Agreement” means that certain Settlement Agreement dated as of even date herewith by and between the Holder, PEDCO and the Company.

(dd)           “Subordinated Interest Payments” means (i) quarterly interest payments (starting March 31, 2017) of not less than 5% per annum of the Interest accrued beginning March 31, 2017, under this Note; plus (ii) a one-time payment of the amount of accrued Interest due hereunder (which shall in no event exceed $500,000), which requirement to make such quarterly interest payments and such one-time payment shall be subject to the Company not having a Cash Shortfall at the time such Subordinated Interest Payment becomes due.

(ee)           “Subsidiary” means with respect to any Person, (i) any corporation at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its subsidiaries, or by such Person and one or more of its subsidiaries, (ii) any general partnership, joint venture, limited liability company, statutory trust, or other entity, at least a majority of the outstanding partnership, membership, or other similar equity interests of which shall at the time be owned by such Person, or by one or more of its subsidiaries, or by such Person and one or more of its subsidiaries, and (iii) any limited partnership of which such Person or any of its subsidiaries is a general partner. For the purposes of this definition, “voting stock” means shares, interests, participations, or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations, or other equivalents having such power only by reason of the occurrence of a contingency.

(ff)           “Trading Day” means any day on which the Principal Market on which shares of Common Stock are listed, traded or quoted, as applicable, is open for trading.

2.           Promise to Pay; Principal and Interest.

2.1           Promise to Pay. FOR VALUE RECEIVED, the Company, unconditionally promises and agrees to pay, as herein provided, on the Maturity Date, to the order of Holder, at such place in the United States of America as Holder may hereinafter designate in writing to Company, in lawful money of the United States of America, the principal sum of FOUR MILLION NINE HUNDRED TWENTY FIVE THOUSAND U.S. DOLLARS, together with interest thereon as provided below, less any amounts repaid by the Company prior to the Maturity Date, or converted into Common Stock of the Company as provided herein.

2.2           Principal and Interest.  Interest on the Principal amount of this Note shall accrue quarterly in arrears, beginning on the Effective Date, at the Agreed Interest Rate (“Interest”), provided that the Company shall not be required to pay any Principal or Interest on this Note until the Maturity Date or except as required in connection with the Note Prepayment Requirements (defined in Section 5).  Interest on any unpaid balance of this Note, including accrued but unpaid, interest, shall be calculated on the basis of 30-day months and a 360-day year.

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

3.           Maturity Date; New Senior Lending; Refinancing; Automatic Extension of Maturity Date.

(a)           The unpaid Principal and all accrued and unpaid Interest on this Note shall be due and payable on March 8, 2017 (the “Original Maturity Date”).

(b)           Investor Restructuring.  In connection with an Investor Restructuring of the Senior Note (but not otherwise), the Original Maturity Date of this Note shall automatically and without requiring the consent or approval of the Holder, and without any required action by any parties, be extended until the first business day immediately following the maturity date of such refinanced, restructured or extended Senior Note (or portion thereof) (the “Investor Restructuring Extended Maturity Date”), provided that the Investor Restructuring Extended Maturity Date shall be no later than March 8, 2019. Any Investor Restructuring shall include payment provisions whereby the Holder shall be paid all Interest and fees accrued on this Note as of March 8, 2018, no later than March 8, 2018. The Investor Restructuring may take place as one transaction or a series of transactions solely by any of the Investors and the Company (or its Subsidiaries) and the Investor Restructuring Extended Maturity Date shall be the latest such maturity date of the securities issued in connection with such Investor Restructuring and/or the revised, restructured or extended maturity date of the Senior Note (subject to such Investor Restructuring Extended Maturity Date being no later than March87, 2019). For the sake of clarity and in an abundance of caution, the Holder hereby confirms, consents and acknowledges its approval of the New Senior Lending, and that such New Senior Lending shall not require the approval or consent of the Holder.

(c)           Long-Term Financing.

(i)           In addition to and separate from the right of the Company to obtain New Senior Lending as described in (d) below, the Holder hereby consents to and approves the refinancing, restructuring or extension on a one-time only basis (in the form of an amended Senior Note or notes, a new promissory note or notes or any other form of Indebtedness), by the Company (and/or any of its Subsidiaries) of the Senior Note with one or more Replacement Lenders (collectively referred to herein as a “Replacement Lender Refinancing”). In the event of any Replacement Lender Refinancing, the Company (on its own behalf and on behalf of its Subsidiaries), shall undertake commercially reasonable best efforts to cause the Replacement Lenders to simultaneously refinance both the Senior Note and this Note (together with any outstanding Interest or fees due hereon) as part of such Replacement Lender Refinancing. Despite such efforts, should the Replacement Lenders be unable or unwilling to include the amount owed under this Note in such financing, then the Replacement Lender Refinancing may proceed without including the amount owed to the Holder under this Note, and this Note may remain in place and shall be automatically subordinated, without further consent or approval of the Holder, to such Replacement Lender Refinancing, subject to the terms and limitations herein provided. Furthermore, upon the occurrence of such Replacement Lender Refinancing, the Original Maturity Date of this Note shall be automatically extended, without further consent or approval of the Holder, and without any required action by any parties, to the latest maturity date of the Indebtedness associated with the Replacement Lender Refinancing (the “Replacement Lender Extended Maturity Date”), provided that the Extension Conditions are met at the time of such Replacement Lender Refinancing, and provided further that the Replacement Lender Extended Maturity Date shall never exceed March 8, 2020, regardless of whether the latest maturity date of such indebtedness associated with the Replacement Lender Refinancing is later than March 8, 2020. In the event the Extension Conditions are not met at the time of the closing of such Replacement Lender Refinancing, the Maturity Date of this Note shall remain the Original Maturity Date, provided that if in the future, such Extension Conditions are met, following the closing date of such Replacement Lender Refinancing, the Maturity Date of this Note shall automatically, and without any required action by the Company or the Holder, and without any required action by any parties, be extended until the Replacement Lender Extended Maturity Date. For the avoidance of doubt, (i) the Subordinated Interest Payments shall be subordinated to the Replacement Lender Refinancing and any New Senior Lending, as well as any amount outstanding under the Senior Note, including any accrued and unpaid Interest thereon, and should there be any Cash Shortfall at the time that any Subordinated Interest Payments are due, the Company (or where applicable, one or more of its Subsidiaries) shall first make payments scheduled under the Senior Note (if such Senior Note remains outstanding) and the New Senior Lending prior to making such Subordinated Interest Payments to the Holder, and (ii) regardless of the Replacement Lender Extended Maturity Date or the extended tenor of the Replacement Lender Refinancing as agreed by the Replacement Lenders, the Maturity Date of this Note shall in no event exceed March 8, 2020.  If any Subordinated Interest Payment is not made in full because of a Cash Shortfall, the Company shall deliver a certificate to Holder at least five Business Days in advance of the date such Subordinated Interest Payment is due setting forth the calculation of such Cash Shortfall, including cash on hand and required payments under the waterfall, in detail.

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

(ii)           For the sake of clarity and in an abundance of caution, the Holder hereby confirms, consents and acknowledges its approval of the Replacement Lender Refinancing, if any, and that such Replacement Lender Refinancing shall not require the approval or consent of the Holder.

(d)           From time to time after the Effective Date, any of the Investors and any Replacement Lenders may provide New Senior Lending (in one or a series of transactions) to the Company (or its Subsidiaries).

(e)           No repayments on this Note shall occur or be made by the Company if there exists any event of default under the Senior Note or New Senior Lending.  In the event any of the Investors agree to accrue interest on a portion of the Senior Note or New Senior Lending owed to the Investors in order to accommodate a Replacement Lender that only wants to replace a portion of the outstanding Senior Note or New Senior Lending owed to the Investors in connection with a Replacement Lender Refinancing, this Note and the terms and conditions hereof, shall automatically become subject to the same interest accrual terms of such Senior Note or New Senior Lending, as applicable, including, but not limited to the Subordinated Interest Payments, in the event such interest accrual terms are more favorable to the Company (or any of the Company’s Subsidiaries) than the terms and conditions of this Note.

(f)           The amount of Principal and accrued Interest owed under this Note shall automatically, and without further consent from the Holder, be subordinated in every way to the Senior Note and any New Senior Lending, and such New Senior Lending shall have the same rights and preferences as the Senior Note, subject to the Maximum New Senior Lending Amount, as herein provided. This Section 3(f) shall not in any way limit or reduce the terms and conditions of Sections 6 and 7 hereof.

(g)           The Company will reimburse the Holder for any costs reasonably incurred by the Holder in connection with any New Senior Lending.

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

4.           Optional Prepayments; Forgiveness of Principal.

(a)           This Note may be repaid in whole or in part by the Company, from time to time, at any time without penalty or premium (“Optional Prepayments”). Any Optional Prepayments shall be applied first to any accrued Interest and then to any Principal amount outstanding.

(b)           In the event the Company repays this Note in full pursuant to an Optional Prepayment or Optional Prepayments and/or pursuant to an Excess Financing Amount Mandatory Prepayment (as defined in Section 5(b))(provided that for the sake of clarity the amount required to be repaid by the Company pursuant to this Section 4(b) shall be reduced by the 2015 Forgiven Amount defined below) on or before December 31, 2015 (the “2015 Early Prepayment Date”), twenty percent (20%) of the original Principal amount of this Note shall be automatically forgiven by the Holder, the result of which shall be that the Company shall only be required to pay the Holder an aggregate of (i) eighty percent (80%) of the original Principal amount of this Note (such remaining twenty percent (20%) of the original Principal amount of this Note shall be defined herein as the “2015 Forgiven Amount”); and (ii) any and all accrued Interest on this Note through the date of repayment in full and complete satisfaction of all amounts owed to Holder under this Note.

(c)           In the event the Company repays this Note in full pursuant to an Optional Prepayment or Optional Prepayments and/or pursuant to an Excess Financing Amount Mandatory Prepayment (as defined in Section 5(b))(provided that for the sake of clarity the amount required to be repaid by the Company pursuant to this Section 4(c) shall be reduced by the 2016 Forgiven Amount defined below) on or before December 31, 2016 (the “2016 Early Prepayment Date” and collectively with the 2015 Early Prepayment Date as applicable, each an “Early Prepayment Date”), fifteen percent (15%) of the original Principal amount of this Note shall be automatically forgiven by the Holder, the result of which shall be that the Company shall only be required to pay the Holder an aggregate of (i) eighty-five percent (85%) of the original Principal amount of this Note (such remaining fifteen percent (15%) of the original Principal amount of this Note shall be defined herein as the “2016 Forgiven Amount” and together with the 2015 Forgiven Amount, each a “Forgiven Amount”); and (ii) any and all accrued Interest on this Note through the date of repayment in full and complete satisfaction of all amounts owed to Holder under this Note (the reduced amount of Principal owed to the Holder in connection with a complete Optional Prepayment pursuant to the terms and conditions of this Section 4(c) and Section 4(b), above, each as applicable “Reduced Payment Amount”).

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

(d)           The Holder agrees that the payment by the Company of the applicable Reduced Payment Amount pursuant to Section 4(b) or 4(c) above, will completely satisfy the amount owed to Holder under and in connection with this Note, and upon payment in full of such applicable Reduced Payment Amount: (i) this Note shall be considered paid in full; (ii) the applicable Forgiven Amount shall be considered waived and forgiven by Holder in its entirety; (iii) the Company shall be released from any further obligation under or in connection with this Note, including, but not limited to in connection with the applicable Forgiven Amount; and (iv) this Note shall be considered terminated and cancelled (collectively, the “Note Satisfaction Confirmations”).

5.           Mandatory Prepayments.

(a)           Should the Company or any of its Subsidiaries enter into any single Financing or acquisition or any series of Financings or acquisitions (each an “Additional Transaction”, whether one or more) that results in the Company or any of its Subsidiaries raising New Senior Lending of at least $20,000,000 in excess of the principal balance of the Senior Note as of the date the parties enter into this Note (the “Original Senior Note Balance”), then, the Holder shall have the right to be paid all Interest and fees that have accrued on this Note each and every time, as applicable, that an Additional Transaction or series of Additional Transactions reaches or exceeds the $20 million threshold (a “Mandatory Prepayment of Interest”). This right shall repeat each time a new Additional Transaction or series of Additional Transactions results in the Company or its Subsidiaries raising $20 million in New Senior Lending in excess of (i) the Original Senior Note Balance; or (ii) the amount previously raised which triggered the prior Mandatory Prepayment of Interest, as applicable.

(b)           Should the Company or any of its Subsidiaries obtain any Financing which exceeds the Maximum New Senior Lending Amount, the amount of such Financing which exceeds the Maximum New Senior Lending Amount shall be paid (i) first to the Holder, as a mandatory pre-payment of this Note, until the amount of this Note (both Principal and accrued Interest due hereunder) is paid in full; and (ii) thereafter to Company and/or its Affiliates (an “Excess Financing Amount Mandatory Prepayment”). For the sake of clarity, the receipt of Financing by the Company (or any Subsidiary) in excess of the Maximum New Senior Lending Amount shall not trigger an Event of Default or default hereunder, and the Holder shall not have any rights to approve or consent to the terms of any such Financing, provided that the requirements of the Company to make the Excess Financing Amount Mandatory Prepayment are complied with hereunder.  To the extent the amount of any Excess Financing Amount Mandatory Prepayment fully satisfies the Reduced Payment Amount of this Note as described in Section 4, on or prior to the applicable Early Prepayment Date, such repayment shall be subject to the terms and conditions of Sections 4(b) or 4(c) hereof as applicable, and the Company shall only be required to repay the Reduced Payment Amount of this Note.

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

(c)           Except for (a) the Mandatory Prepayment of Interest, if and as required pursuant to Section 5(a), above, (b) the Excess Financing Amount Mandatory Prepayment requirement, if and as required pursuant to Section 5(b), above, and (c) the payment of Subordinated Interest Payments which come due and are payable as provided in Section 3(c), hereof in the event of a Replacement Lender Refinancing (collectively, the “Note Prepayment Requirements”), no payments whatsoever of Principal or Interest hereunder shall be required to be made by the Company prior to the Maturity Date.

6.           Security Interest.

(a)           The Company and the Company’s Subsidiaries hereby grant to the Holder a continuing second priority security interest in and Lien on, second only to the Liens of Investors under the Senior Note and any New Senior Lending and if applicable, the Replacement Lenders in connection with any New Senior Lending or the Replacement Lender Refinancing or in connection with a Replacement Lender Refinancing, all of the properties, assets, and rights of the Company and its Subsidiaries, wherever located and whether now owned or hereafter acquired or arising, and all proceeds and products thereof, subject to the requirements and terms and provisions of Section 7 hereof (all such properties, assets, rights, proceeds and products hereinafter sometimes called, collectively, the “Collateral” and such security interest defined herein as the “Security Interest”).

(b)           At the reasonable request of the Holder, the Company and if applicable, its Subsidiaries, will join with the Holder in executing one or more financing statements pursuant to the Uniform Commercial Code (the “Code”) in a form reasonably satisfactory to the Holder. The Company on its behalf and on behalf of its Subsidiaries, hereby authorizes the Holder to file a financing statement signed only by the Holder in all places where necessary to perfect the Holder’s Security Interest in the Collateral in all jurisdictions where such authorization is permitted by the Code. Without limiting the foregoing the Company agrees that whenever the Code requires the Company or any of the Company’s Subsidiaries to sign a financing statement for filing purposes, the Company (on its own behalf and on behalf of each of its Subsidiaries) hereby appoints the Holder or any of the Holder’s representatives as the Company’s (and its Subsidiaries’) attorney and agent, with full power of substitution, to sign or endorse the Company’s (or any of the Company’s Subsidiaries’) name on any such financing statement or other document and authorizes the Holder to file such a financing statement in all places where necessary to perfect the Holder’s Security Interest in the Collateral; and the Company ratifies all acts of the Holder and said representatives and agrees to hold the Holder and said representatives harmless from all acts of commission or omission or any error of judgment or mistake of fact or law pertaining thereto. A carbon, photographic or other reproduction of this Note or of a financing statement is sufficient as a financing statement. Upon full payment or satisfaction of all obligations under this Note, the Lien or charge created hereby or resulting herefrom, shall cease to exist and the Holder shall promptly file all termination statements requested by the Company necessary to accomplish this purpose. Notwithstanding the above, the Holder hereby authorizes the Company and each of its Subsidiaries to file a termination statement under the Code in any and all jurisdictions that the Company or any of its Subsidiaries deem necessary or warranted, without the prior consent or approval of the Holder, at such time as this Note has been satisfied in full.

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

(c)           Upon any disposition of any of the Collateral, the Holder hereby authorizes the Company or any of its Subsidiaries to file termination statements under the Code with respect to any financing statements in favor of the Holder with respect to the Company, the Company’s Subsidiaries and the Collateral, and the Holder agrees, if requested by the Company, to execute and immediately deliver any and all other releases, terminations and other documents or agreements which the Company deems necessary to accomplish a disposition of the Collateral free of the Security Interest; provided that the Holder shall retain its Security Interest in the proceeds of the Collateral so disposed of as described above.

(d)           Notwithstanding Sections 6(a) or 6(b), above, the Holder has and shall have no control over the cash flow of the Company or any of the Company’s Subsidiaries, nor shall the Company, any of the Company’s Subsidiaries, the Investors, or the Replacement Lenders, be required to obtain the consent of the Holder regarding the disposition, sale, or use of any assets of the Company or its Subsidiaries which form a part of the Collateral at any time in the future.

(e)           Holder will not, without the prior written consent of the Investors and/or the Replacement Lenders (a) transfer or assign, or attempt to enforce or collect the amounts owed to Holder pursuant to the terms of this Note, (b) take any additional collateral security from the Company or any of the Company’s Subsidiaries for any amounts owed to the Holder under this Note, it being agreed by Holder that any security interest of Holder in any such collateral security shall be subordinate and of junior priority to the Investors’, and/or the Replacement Lenders’, security interest therein, or (c) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to the Company or any of its Subsidiaries.

(f)           Should any such Additional Transactions or New Senior Lending result in the acquisition of new assets after the Effective Date, the Holder shall be granted a subordinate lien on all such acquired assets.

7.           Subordination of this Note.

(a)           Except as expressly provided herein, Holder agrees that, until such time as all amounts owing by the Company under the Senior Note and any New Senior Lending have been paid and satisfied in full, (i) the repayment of this Note (including Principal, Interest and any fees or other amounts due hereunder), whether upon the occurrence of an Event of Default (as defined in Section 14), or otherwise; and (ii) any Lien it may acquire against any assets or property of the Company to secure any obligations of the Company to Holder in connection herewith, including, but not limited to the Security Interest, shall be subordinate, junior and inferior to [A] the payment in full by the Company (or any of its Subsidiaries) of all amounts (including principal, interest, fees or other expenses due) to the Investors and/or the Replacement Lenders under the terms of the Senior Note and/or New Senior Lending; and [B] the Liens of the Investors and/or any Replacement Lenders, under the Senior Note and/or New Senior Lending. The priorities set forth in this section are applicable irrespective of the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting the Holder’s Lien or Security Interest, and notwithstanding any conflicting terms or conditions which may be contained in the Senior Note or any New Senior Lending or any other documents.

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

(b)           The Holder hereby waives notice of acceptance of the subordination provisions and requirements of this Section 7 (the “Subordination Requirements”) by the Investors and/or any Replacement Lenders, and further waives notice of and consent to the making, amount and terms of any Investor Restructuring of the Senior Note and/or any New Senior Lending, which may exist or be created from time to time and any renewal, extension, amendment or modification thereof, and any other lawful action which the Investors and/or Replacement Lenders in their sole and absolute discretion may take or omit to take with respect thereto. Notwithstanding the above, the Subordination Requirements shall not modify or affect the Note Prepayment Requirements set forth herein. The Holder hereby also waives notice of the existence or creation or non-payment of the Senior Note or New Senior Lending or the occurrence of any events of default thereunder.

(c)           No payments or other distributions whatsoever in respect of the amounts owed to Holder under this Note, whether upon the occurrence of an Event of Default (as defined in Section 14), or otherwise, shall be made, nor shall any property or assets of the Company or any of the Company’s Subsidiaries be applied, directly or indirectly, to the purchase or other acquisition or retirement of any amounts owed under this Note except as expressly set forth herein. Otherwise, the Investors and/or the Replacement Lenders shall be entitled to receive and retain all such payments. Until the amounts owed under the Senior Note and any New Senior Lending shall have been paid in full and satisfied, Holder shall not take any action to enforce the Security Interest provided for hereunder.

(d)            In the event of any dissolution, winding-up, liquidation, readjustment, reorganization or other similar proceedings relating to the Company or any of its Subsidiaries, or to all or substantially all its or any of its Subsidiary’s property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshaling of the assets and liabilities of the Company, or any sale of all or substantially all of the assets of the Company, or otherwise), the Senior Note and if applicable, the New Senior Lending, shall first be paid in full before Holder shall be entitled to receive and to retain any further payment or distribution in respect of this Note, and, in order to implement the foregoing, (a) all payments and distributions of any kind or character in respect to this Note to which Holder would be entitled if this Note were not subordinated, or subordinated and pledged or assigned, pursuant to this Note shall be made directly to the applicable Investors and/or the Replacement Lenders, as applicable, (b) Holder shall promptly file a claim or claims, in the form required in such proceedings, for the full outstanding amount of this Note, and shall cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the applicable Investors and/or the Replacement Lenders, as applicable, and (c) Holder hereby irrevocably agrees that the Investors and/or the Replacement Lenders, as applicable, may, at their sole discretion, during the continuance of an Event of Default, in the name of Holder or otherwise, demand, sue for, collect and receive any and all such payments or distributions, and file, prove, and vote or consent in any such proceedings with respect to, any and all claims of Holder relating to this Note. Any excess remaining after the satisfaction in full of the amounts owed under the Senior Note or New Senior Lending, as applicable, will be remitted to Holder.

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

(e)           The Holder agrees to promptly enter into a subordination agreement or subordination agreements from time to time to evidence and document the requirements set forth in this Section 7, according to standard industry terms and conditions and including those terms and conditions that are reasonably requested by the Company, the applicable Investors and/or any Replacement Lenders (as applicable, “Subordination Agreements”). The Holder shall not unreasonably delay, condition or withhold its approval and execution of the Subordination Agreements. The Holder agrees and confirms that the terms and conditions of the Subordination Agreements will supersede and take preference over the terms and conditions of this Section 7.

8.           Representations and Warranties of the Company. The Company represents and warrants to the Holder as follows:

(a)           The execution and delivery by the Company of this Note (i) are within the Company’s corporate power and authority, and (ii) have been duly authorized by all necessary corporate action. Further, the undersigned is a duly authorized representative of the Company and has been authorized by a resolution of the Board of Directors of the Company to exercise any and all documents necessary to effectuate the transaction contemplated hereby.

(b)           This Note is a legally binding obligation of the Company, enforceable against the Company in accordance with the terms hereof, except to the extent that (i) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights, and (ii) the availability of the remedy of specific performance or in injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefore may be brought.

(c)           The Company agrees to pay or reimburse the Holder for all reasonable costs and expenses associated with the Exchange Act Filings (as defined in Section 9(l), below), upon receipt of documented evidence thereof.

(d)           If at any time after the earlier of (a) the date of the Company’s 2015 annual meeting of stockholders; and (b) December 31, 2015, the maximum number of shares of Common Stock issuable to the Holder hereunder, pursuant to the terms and conditions of Section 10 hereof, would, in the reasonable determination of the Board of Directors of the Company, exceed the Share Cap (as defined in Section 10(k) below), the Company shall seek Shareholder Approval (as defined in Section 10(k), below) at the Company’s next regularly scheduled annual meeting of stockholders (the “Annual Meeting”), pursuant to applicable rules and regulations of the NYSE MKT and the Securities and Exchange Commission (the “Shareholder Approval Requirement”). For the sake of clarity and in an abundance of caution, it shall not be deemed to be a default, or Event of Default under this Note in the event the Company’s stockholders do not provide the Shareholder Approval at the Annual Meeting, provided that the Board of Directors of the Company shall recommend that the stockholders approve such Shareholder Approval and shall not take any action which in the reasonable determination of the Holder, would discourage any stockholder from approving such Shareholder Approval. In the event the Shareholder Approval is not obtained at the Annual Meeting, the Company shall re-submit such proposal for Shareholder Approval at each subsequent annual meeting of stockholders of the Company until such time as this Note has been repaid or satisfied in full. The Shareholder Approval requirement may be waived by the Holder at any time in writing.

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

9.           Representations, Warranties and Covenants of Holder. Holder represents and warrants to the Company, and agrees, as follows (collectively the “Representations”):

(a)           The execution and delivery by the Holder of this Note (i) are within the Holder’s corporate power and authority, and (ii) have been duly authorized by all necessary corporate action. Further, the undersigned is a duly authorized representative of the Holder and has been authorized by a resolution of the Board of Directors of the Holder to exercise any and all documents necessary to effectuate the transaction contemplated hereby.

(b)           This Note is a legally binding obligation of the Holder, enforceable against the Holder in accordance with the terms hereof, except to the extent that (i) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights, and (ii) the availability of the remedy of specific performance or in injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefore may be brought.

(c)           This Note and any Conversion Shares (as such term is defined in Section 10(a) hereof) issuable upon conversion of this Note are being acquired by Holder for its own account for investment and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(a)(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws, or for sale in connection with, any distribution thereof.

(d)           Holder is familiar with Regulation D of the Securities Act and confirms and certifies that it is an “accredited investor” as defined in Regulation D under the Securities Act.

(e)           Holder recognizes that this Note and the Conversion Shares issuable upon conversion hereof have not been registered under the Securities Act, nor under the securities laws of any state and, therefore, cannot be resold unless the resale of this Note and the Conversion Shares issuable upon conversion hereof is registered under the Securities Act or unless an exemption from registration is available.

(f)           Holder has carefully considered and has, to the extent it believes such discussion necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in this Note and the Conversion Shares issuable upon conversion hereof for its particular tax and financial situation and its advisers, if such advisors were deemed necessary, have determined that this Note and the Conversion Shares issuable upon conversion hereof (as and if applicable) is a suitable investment for it.

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

(g)           Holder has not been offered this Note and the Conversion Shares issuable upon conversion hereof by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to Holder’s knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

(h)           Holder has had an opportunity to ask questions of and receive satisfactory answers from the Company, or persons acting on behalf of the Company, concerning the terms and conditions of this Note, the Conversion Shares issuable upon conversion hereof and the Company, and all such questions have been answered to the full satisfaction of Holder.

(i)           Company has not supplied Holder any information regarding this Note or the Conversion Shares issuable upon conversion hereof or an investment in this Note or the Conversion Shares issuable upon conversion hereof other than as contained in this Note, and Holder is relying on its own investigation and evaluation of the Company and this Note and the Conversion Shares issuable upon conversion hereof and not on any other information.

(j)           Holder understands that this Note and any Conversion Shares converted pursuant hereto have not been registered under the Securities Act or registered or qualified under any of the securities laws of any state or other jurisdiction, are “restricted securities”, and cannot be resold or otherwise transferred unless they are registered under the Securities Act, and registered or qualified under any other applicable securities laws, or an exemption from such registration and qualification is available. Except in cases in which such shares have become unrestricted and freely tradable under Rule 144A, prior to any proposed transfer of this Note or any Conversion Shares, Holder shall, among other things, give written notice to the Company of its intention to effect such transfer, identifying the transferee and describing the manner of the proposed transfer and, if requested by the Company, accompanied by (i) investment representations by the transferee similar to those made by Holder in this Section 9 and (ii) an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act and without registration or qualification under applicable state or other securities laws. Each certificate issued to evidence any Conversion Shares shall bear a legend as follows (subject, where and if applicable, to a Legend Removal as described in Section 10(j)):

“The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts.”

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

(k)           The Holder has read and reviewed, and been provided an opportunity to ask questions regarding, the Company’s periodic and current report filings (Form 10-Qs, Form 10-Ks and Form 8-Ks) on the Securities and Exchange Commission’s EDGAR webpage at www.sec.gov, including, but not limited to, the risk factors, results of operations, description of business operations, executive compensation information, plan of operations, management’s discussion and analysis of results of operations and audited and unaudited financial statements included therein.

(l)           Holder agrees to make any and all filings required by Holder under the Exchange Act in connection with the receipt by the Holder of this Note within the time period required for such filings, and its right to receive the Conversion Shares issuable upon Conversion hereof (each as defined in Section 10, below), upon the occurrence of any Conversion Right Triggering Event (the “Exchange Act Filings”). Holder further agrees and confirms that all Exchange Act Filings are the sole obligation of Holder.

10.           Holder’s Option to Convert this Note After A Conversion Right Triggering Event.

(a)           At any time after a Conversion Right Triggering Event has occurred, prior to the payment in full by the Company of all Principal and Interest due pursuant to the terms of this Note, and subject to the Share Cap (as defined in Section 10(k), below), the Holder shall have the Option to convert all or a portion of the unpaid Principal due under the terms of this Note, together with all accrued Interest hereunder, into shares of Common Stock of the Company (the “Conversion Shares” and the “Conversion Option” or the “Option”) at the Conversion Price (a “Conversion”). For the sake of clarity, Holder shall have no right to affect a Conversion of this Note until or unless a Conversion Right Triggering Event has occurred hereunder.  Holder may exercise this right as many times as it so elects, so long as some portion of the outstanding Principal and Interest hereunder have not been paid in full.

(b)           In order to exercise this Conversion Option, the Holder shall surrender this Note to the Company, accompanied by written notice of its intentions to exercise this Conversion Option, which notice shall set forth the Principal amount and accrued Interest of this Note to be converted, and the calculation of the applicable Conversion Price, and shall be in the form of Exhibit A, attached hereto (the “Notice of Conversion”). Within five (5) business days of the Company’s receipt of the Notice of Conversion and this Note, the Company shall deliver or cause to be delivered to the Holder, written confirmation that the Shares have been issued in the name of the Holder (or the Holder’s assign, as permitted pursuant to applicable law and as described in the Notice of Conversion).

(c)           In the event of the exercise of the Conversion Option, the Holder shall cooperate with the Company to promptly take any and all additional actions required to make Holder a stockholder of the Company including, without limitation, in connection with the issuance of the Conversion Shares, such representations as to financial condition, investment intent and sophisticated investor status as are reasonably required by counsel for the Company.

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

(d)           The Company shall at all times take any and all additional actions as are necessary to maintain the required authority to issue the Conversion Shares to the Holder, in the event the Holder exercises its rights under the Conversion Option, subject in all cases to the Share Cap (as defined in Section 10(k), below and the Shareholder Approval Requirements set forth in Section 8(d).

(e)           Payment by the Company of the entire Principal and Interest owed pursuant to the terns of this Note prior to Holder’s delivery of a Notice of Conversion shall terminate Holder’s Option to convert.

(f)           Conversion calculations pursuant to this Section 10 shall be rounded to the nearest whole share of Common Stock, and no fractional shares shall be issuable by the Company upon conversion of this Note.

(g)           If the Company at any time, from time to time, on or after the Closing Date (i) effects a subdivision of its outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and (ii) conversely, if the Company at any time or from time to time on or after the Closing Date combines its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price then in effect immediately before the combination shall be proportionately increased, provided that (iii) the Board of Directors of the Company shall also make equitable adjustments in the Conversion Price upon the occurrence of any other event which in their good faith reasonable determination requires an adjustment of such Conversion Price to maintain the purpose and intent of the Conversion Price as set forth herein (each a “Recapitalization”).

(h)           All Conversion Shares of Common Stock which may be issued upon Conversion of this Note will, upon issuance by the Company in accordance with the terms of this Note, be validly issued, free from all taxes and liens with respect to the issuance thereof (other than those created by the holders), free from all pre-emptive or similar rights and be fully paid and non-assessable.

(i)           On the date of any Conversion, all rights of any Holder with respect to the amount of this Note converted, will terminate, except only for the rights of any such Holder to receive certificates (if applicable) for the number of Conversion Shares which this Note has been Converted.

(j)           Upon Conversion of any part of this Note by the Holder, the Company shall promptly take any and all commercially reasonable action necessary to ensure the removal of restrictive legends from the Conversion Shares issuable upon such Conversion (or where and if applicable, to issue such Conversion Shares without restrictive legend) pursuant to the Company’s and the Holder’s compliance with Rule 144 of the Securities Act and upon provision to the Company or its legal counsel by the Holder of usual and customary representations and warranties in connection therewith (or, if the requisite holding period under Rule 144 of the Securities Act has not yet lapsed with respect to the Conversion Shares issuable upon a Conversion, then immediately after such applicable holding period has been satisfied)(as applicable, a “Legend Removal”).

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

(k)           The maximum number of Conversion Shares to be issued upon Conversion of this Note or otherwise hereunder, subject to NYSE MKT rules, shall not (i) exceed 19.9% of the outstanding shares of Common Stock of the Company on the date the transactions contemplated herein were first binding on the parties hereto, calculated in accordance with applicable NYSE MKT rules, or (ii) exceed 19.9% of the combined voting power of the then outstanding voting securities of Common Stock on the date the transactions contemplated herein were first binding on the parties hereto, calculated in accordance with applicable NYSE MKT rules, in each of subsections (i) and (ii) before taking into account any Conversion Shares issuable upon Conversion of this Note, or (iii) otherwise exceed such number of shares of Common Stock that would violate applicable listing rules of the NYSE MKT in the event the Company’s stockholders do not approve the issuance of the Conversion Shares upon Conversion hereof (the “Share Cap”). In the event the number of Conversion Shares to be issued to the Holder upon conversion of this Note exceeds the Share Cap, then the Note shall cease being convertible until such time, if ever, as the Company has received shareholder approval for the issuance of the same in accordance with NYSE MKT rules (“Shareholder Approval”). Notwithstanding anything to the contrary herein, issuance of any Common Stock upon conversion of the Note shall be subject to NYSE MKT approval (where and as applicable).

(l)           The Company shall bear all reasonable costs and expenses associated with securities laws and stock market approvals regarding conversion and Legend Removal of the Conversion Shares.

(m)           The Company agrees that it will include a proposal in its proxy materials for its 2016 Annual Meeting of Shareholders authorizing the issuance of the maximum number of Conversion Shares issuable upon exercise of the Conversion Option (assuming full Conversion by the Holder at the Floor Price (the “Conversion Proposal”) and use its best efforts to cause its shareholders to authorize, approve and adopt the Conversion Proposal. In the event the Conversion Proposal fails to pass at the 2016 Annual Meeting of Shareholders, the Company shall thereafter take all commercially reasonable action (including, without limitation, the engagement of a national proxy solicitor) to procure approval of the Conversion Proposal no later than at its 2017 Annual Meeting of Shareholders. In all cases, and notwithstanding anything contained in this Section 10(m) to the contrary, (A) the Company shall take all reasonable actions as may be necessary to procure any approvals of any Principal Market with respect to the issuance of Conversion Shares (before the issuance of such Conversion Shares) or the Conversion Proposal, and (B) if the Company reasonably concludes that shareholder approval for the issuance of some or all of the Conversion Shares would not be required for purposes of its 2016 Annual Meeting of Shareholders, it may request a waiver of such obligation from the Holder, which may be granted, conditioned or denied by Holder in its sole and absolute discretion.

11.           No Usury. This Note is hereby expressly limited so that in no event whatsoever, whether by reason of deferment or advancement of loan proceeds, acceleration of maturity of the loan evidenced hereby, or otherwise, shall the amount paid or agreed to be paid to the Holder hereunder for the loan, use, forbearance or detention of money exceed the maximum interest rate permitted by the laws of any applicable jurisdiction. If at any time the performance of any provision involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the obligation to be performed shall be reduced to such limit, it being the specific intent of the Company and the Holder hereof that all payments under this Note are to be credited first to interest as permitted by law, but not in excess of (i) the agreed rate of interest hereunder, or (ii) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal.

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

12.           Attorneys’ Fees. If the indebtedness represented by this Note or any part hereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys’ fees and costs incurred by the Holder.

13.           Successors and Assigns. The rights and obligations of the Company and the Holder will be binding upon and inure to the benefit of the successors, permitted assigns, administrators and permitted transferees of the parties hereto. Neither the Company nor the Holder may assign their rights or obligations hereunder without the prior written consent of the non-assigning party, whether by operation of law or otherwise, and any such assignment shall be null and void, provided that no consent shall be required in connection with the assignment of this Note or the rights hereunder by the Holder or the Company to any successor entity of the assets, operations or securities of such assignor or the assignment of this Note from the Holder to any Affiliate of the Holder. Upon any such permitted or approved assignment, which shall be effective in the case of a permitted assignment, upon notice thereof to the non-assigning party, and upon any approved assignment, upon approval thereof by the non-assigning party, all references herein to the “Company” and the “Holder” as applicable, shall refer to the assignee of this Note, as applicable.

14.           Events of Default.

(a)           General. If an Event of Default (as defined below) occurs, the Holder may declare the principal amount then outstanding of, and the accrued but unpaid Interest on, this Note to be immediately due and payable by providing written notice to the Company.

(b)           Definition. For purposes of this Note, an “Event of Default“ is any of the following occurrences:

(i)           The Company shall fail to pay when due pursuant to the terms of this Note (A) the outstanding Principal and all accrued but unpaid Interest under this Note on the Maturity Date; and (B) any amounts required to be paid pursuant to the applicable Note Prepayment Requirements set forth herein;

(ii)           The failure of the Company to observe or perform any other covenant under this Note if such failure continues for seven Business Days without cure after the first to occur of (i) written notice of the failure to observe or perform any such covenant has been provided by the Holder to the Company or (ii) the Company having become aware of such failure to observe or perform such covenant;

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

(iii)           Any representation or warranty made by the Company herein shall prove to have been untrue or misleading as of the time made and the fact, event or circumstance that gave rise to such inaccuracy has had or could reasonably be expected to result in a material adverse effect on the Company’s ability to pay this Note on the Maturity Date;

(iv)           The Company shall: (A) become insolvent or take any action which constitutes its admission of inability to pay its debts as they mature; (B) make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or a trustee for it or a substantial portion of its assets; (C) commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation or statute of any jurisdiction, whether now or hereafter in effect; (D) have filed against it any such petition or application in which an order for relief is entered or which remains undismissed for a period of ninety (90) days or more; (E) indicate its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial portion of its assets; or (F) suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of ninety (90) days or more; or

(v)           Any event or series of events occurs which has or is reasonably likely to have a Material Adverse Effect as reasonably determined by Holder.

(c)           Remedies on Default. In case any one or more Events of Default shall occur and be continuing, the Holder may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law or otherwise. In case of a default in the payment of any principal of or interest on this Note, or the failure by the Company to observe or perform any other covenant under this Note (to the extent such failure constitutes an Event of Default as defined above), the Company will pay to the Holder such further amount as shall be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorneys’ fees, expenses and disbursements. No course of dealing and no delay on the part of the Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice the Holder’s rights, powers or remedies. No right, power or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

(d)           Subrogation Upon Default. Notwithstanding the terms and provisions of this Section 14, all rights of the Holder to enforce its rights hereunder in the event of the occurrence of an Event of Default (including, but not limited to pursuant to Section 14(c)), shall be subject to and limited by, the subrogation requirements set forth in Section 7, above.

15.           Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

(a)           If to the Company:

Pacific Energy Development Corp.
4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
Tel: (855) 733-3826
Fax: (925) 403-0703
Attention: Clark R. Moore, General Counsel and Chief Financial Officer
Email: cmoore@pacificenergydevelopment.com

(b)           With a copy to:

The Loev Law Firm, PC
Attn: David M. Loev
6300 West Loop South, Suite 280
Bellaire, Texas 77401
Tel: (713) 524-4110
Email: dloev@loevlaw.com

(c)           If to Holder:

MIE Jurassic Energy Corporation
Suite 1501, Block C, Grand Palace
5 Hui Zhong Road, Chaoyang District,
Beijing 100101 P.R. China
Fax: 86-10-51238223
Email: harper@mienergy.us

(d)           With a copy to:

Jones Walker, LLP
Attn: Steve Miller
10001 Woodloch Forest Drive,
The Woodlands, TX 77
Tel: (281) 296-4400
Email:  smiller@joneswalker.com

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

16.           Waivers and Amendments. The Company hereby waives presentment, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor. No delay on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or any other right. Any term of this Note may be amended or waived only with the written consent of the Company and the Holder.

17.           Construction. When used in this Note, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Note shall refer to this Note as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Note unless otherwise specified; (viii) references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form, including, but not limited to email; (ix) references to “dollars”, “Dollars” or “$” in this Note shall mean United States dollars; (x) reference to a particular statute, regulation or Law means such statute, regulation or Law as amended or otherwise modified from time to time; (xi) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xii) unless otherwise stated in this Note, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”; (xiii) references to “days” shall mean calendar days; and (xiv) the paragraph headings contained in this Note are for convenience only, and shall in no manner be construed as part of this Note.

18.           Cooperation/Further Assurances. From and after the date hereof, the Holder and the Company each hereby agree: i) to fully cooperate with the other in preparing and filing any notices, applications, reports and other instruments and documents and ii) to execute, acknowledge, deliver, file and/or record, or cause such other parties to the extent permitted by law to execute, acknowledge, deliver, file and/or record such other documents, which may be required by this Note or which are desirable in the reasonable opinion of any of the parties hereto, or their respective legal counsel, to consummate the transactions contemplated by this Note, which shall include, but not be limited to the Holder, where and when applicable, executing any documents, agreements or confirmations necessary for the Company to confirm the Note Satisfaction Confirmations, where and if applicable, the Holder’s ability to rely on Rule 144 for the sale of the Conversion Shares, and the Subordination Agreements.

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

19.           Severability. If any term or other provision of this Note is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Note shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Note so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

20.           Entire Agreement. This Note and the agreements referred to herein constitute the entire agreement, and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof, including, but not limited to the Prior Obligations.

21.           Specific Performance. The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Note were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Note and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity, without the need to post any bond.

22.           Review of Note; Voluntarily Entering Into Note. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Note, said party has fully informed itself of the terms, contents, conditions and effects of this Note; (b) said party has relied solely and completely upon its own judgment in executing this Note; (c) said party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Note; (d) said party has acted voluntarily and of its own free will in executing this Note; and (e) this Note is the result of arm’s length negotiations conducted by and among the parties and their respective counsel.

23.           No Presumption from Drafting. This Note has been negotiated at arm’s-length between persons knowledgeable in the matters set forth within this Note. Accordingly, given that all parties have had the opportunity to draft, review and/or edit the language of this Note, no presumption for or against any party arising out of drafting all or any part of this Note will be applied in any action relating to, connected with or involving this Note. In particular, any rule of law, legal decisions, or common law principles of similar effect that would require interpretation of any ambiguities in this Note against the party that has drafted it, is of no application and is hereby expressly waived.

24.           Counterparts. This Note and any signed agreement or instrument entered into in connection with this Note, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument.

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

25.           Governing Law; Jurisdiction. This Note is being delivered in, and shall be governed by and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws provisions thereof. The parties hereby consent and agree that, in any actions predicated upon this Note, venue is properly laid in New York and that the Circuit Court in and for New York, New York, shall have full subject matter and personal jurisdiction over the parties to determine all issues arising out of or in connection with the execution and enforcement of this Note.

[Remainder of page left intentionally blank. Signature page follows.]

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

IN WITNESS WHEREOF, the Company and the Holder have executed this Amended and Restated Secured Subordinated Promissory Note as of the date first set forth above.

THE COMPANY PEDEVCO Corp. /s/Frank C. Ingriselli Frank C. Ingriselli Chairman and Chief Executive Officer

THE HOLDER

MIE Jurassic Energy Corporation

By:   /s/Andrew Harper
    Andrew Harper
    Chief Executive Officer

Amended and Restated Secured Subordinated Promissory Note
PEDEVCO Corp. and MIE Jurassic Energy Corporation
Effective January 1, 2015

EXHIBIT A

Conversion Election Form	____________, 20 _

PEDEVCO Corp.

Re:           Conversion of Amended and Restated Secured Subordinated Promissory Note

Gentlemen:

You are hereby notified that, 1) a Conversion Right Triggering Event has occurred and 2) pursuant to, and upon the terms and conditions of that certain Amended and Restated Secured Subordinated Promissory Note of PEDEVCO Corp. (the “Company”), in the original principal amount of $4,925,000 (the “Note”), held by me (us), I (we) hereby elect to exercise my (our) Conversion Option (as such term is defined in Section 10 of the Note), in connection with $__________ of the amount currently owed under the Note (including $___________ of Principal and $__________ of accrued Interest), effective as of the date of this writing, which amount will convert into ________________ shares of the Company’s Common Stock (the “Conversion”) based on the Conversion Price of $________ per share, the calculation of which is described in the materials attached hereto. In connection with the Conversion, I (we) hereby re-certify, re-confirm and re-warrant the Representations, as such Representations are defined in Section 9 of the Note.

Please issue certificate(s) for the applicable shares of the Company’s Common Stock issuable upon the Conversion, in the name of the person provided below.

Very truly yours,

___________________________
Name:

Please issue certificate(s) for Common Stock as follows:
______________________________________________
Name

If Entity:
Entity Name ___________________________

Signatory’s Position With Entity ________________________

______________________________________________
Address
______________________________________________
Social Security No. of Shareholder (if applicable)

Please send the certificate(s) evidencing the Common Stock to:

Attn:______________________ Address:__________________________________

A-1